SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                             December 16, 2004
Date of Report   (Date of earliest event reported)

      Hershey Foods Corporation
(Exact name of registrant as specified in its charter)

                                Delaware
(State or other jurisdiction of incorporation)

1-183 (Commission File Number)	23-0691590 (IRS Employer Identification No.)

    100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code:  (717)  534-6799

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Exhibit Index - Page 3

      INFORMATION TO BE INCLUDED IN REPORT

Item 8.01     Other Events

        On December 16, 2004, Hershey Foods Corporation (the “Corporation”) announced an increase in the wholesale prices of approximately half of its domestic confectionery line. A copy of the Corporation’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

            (c)     Exhibits

                     99.1     Press Release dated December 16, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:     December 16, 2004

                 HERSHEY FOODS CORPORATION

By:     /s/Frank Cerminara
Frank Cerminara
         Senior Vice President,
          Chief Financial Officer

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Exhibit Index - Page 3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Hershey Foods Corporation Press Release dated December 16, 2004

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Exhibit Index - Page 3